Summary of Significant Accounting Policies - Additional Information (Detail)	12 Months Ended
Dec. 31, 2017 EUR (€)
Disclosure of changes in accounting policies [Abstract]
Temporary exemption eligible liability carrying value over total liabilities carrying value	In order for an entity to be eligible for the temporary exemption it must have liabilities connected with insurance activities whose carrying value comprises either greater than 90% of the total carrying value of all liabilities or less than or equal to 90% but greater than 80%, and the insurer does not have significant activities unrelated to insurance. Aegon performed this analysis, and concluded that it meets the requirements for the temporary exception. As a result, Aegon will not implement IFRS 9 until January 1, 2021.
Description of hedging relationship considered highly effective	A hedging relationship is considered highly effective if the results of the hedging instrument are within a ratio of 80% to 125% of the results of the hedged item.
Impairment of available-for-sale equity instruments, significant or prolonged decline, description	Significant or prolonged decline is defined as an unrealized loss position for generally more than six months or a fair value of less than 80% of the cost price of the investment.
Threshold period for investment in equity securities in a continuous decline in value to be considered	More than six months
Threshold percentage by which investments in equity securities have declined in value to be considered	80.00%
Gain or loss is recognized in on purchase, sale, issue or cancellation of instruments	€ 0